UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 15, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note

As disclosed in detail below, on February 15, 2013, Globalwise Investments, Inc. (“Globalwise” or the “Company”) converted aggregate amount of debt (principal and interest) in the amount of $489,211 issued by the Company and its operating subsidiary, Intellinetics, Inc. (“Intellinetics”), to Alpharion Capital Partners, Inc. (“Alpharion”) into 1,686,935 restricted shares of the Company at a price of $0.29 per share (based on the closing price of Globalwise shares on February 14, 2013, the immediately preceding business day).

As disclosed in detail below, on February 15, 2013, the Company and A. Michael Chretien, a member of the Board of Directors of the Company, entered into a return to treasury agreement dated February 15, 2013, whereby A. Michael Chretien returned 3,500,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) to the Company. As consideration for A. Michael Chretien returning to treasury 3,5000,000 shares of Common Stock he owns, the Company issued one four-year warrant to A. Michael Chretien with a right to purchase 3,500,000 shares of Common Stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of Common Stock of the Company (the “A. Michael Chretien Warrant”), with piggyback registration rights. The A. Michael Chretien Warrant has a right of first refusal for A. Michael Chretien to exercise up to 3,500,000 shares prior to the Company issuing shares of Common Stock in any transaction. The Company issued the A. Michael Chretien Warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

As disclosed in detail below, on February 15, 2013, the Company and Matthew Chretien, a member of the Board of Directors of the Company, entered into a return to treasury agreement dated February 15, 2013, whereby Matthew Chretien returned 3,500,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) to the Company. As consideration for Matthew Chretien returning to treasury 3,5000,000 shares of Common Stock he owns, the Company issued one four-year warrant to Matthew Chretien with a right to purchase 3,500,000 shares of Common Stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of Common Stock of the Company (the “Matthew Chretien Warrant”), with piggyback registration rights. The Matthew Chretien Warrant has a right of first refusal to exercise up to 3,500,000 shares prior to the Company issuing shares of Common Stock in any transaction, other than pursuant to the A. Michael Chretien Warrant. The Company issued the Matthew Chretien Warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2013, Globalwise Investments, Inc. (“Globalwise” or the “Company”) converted aggregate amount of debt (principal and interest) in the amount of $489,211 issued by the Company and its operating subsidiary, Intellinetics, Inc. (“Intellinetics”), to Alpharion Capital Partners, Inc. (“Alpharion”) into 1,686,935 restricted shares of the Company at a price of $0.29 per share (based on the closing price of Globalwise shares on February 14, 2013, the immediately preceding business day). Prior to the above referenced conversion, pursuant to an assignment and assumption agreement between Intellinetics and the Company dated February 15, 2013, the aggregate amount of debt in the amount of $489,211 held by Intellinetics (the “$489,211 of Intellinetics Debt”) was assigned to Globalwise, with the consent of Alpharion, and Globalwise issued to Alpharion a Globalwise convertible promissory note in the amount of $489,211 (the “489,211 of Globalwise Note”) in exchange for Alpharion discharging the $489,211of Intellinetics Debt. Following the issuance of the $489,211Globalwise Note, on February 15, 2013, pursuant to a satisfaction of note agreement between Globalwise and Alpharion, Alpharion converted such $489,211 Globalwise Note into 1,686,935 restricted shares of Globalwise (the “1,686,935 Globalwise Restricted Share Issuance”), (subject to the applicable holding period restrictions under Rule 144) in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the assignment and assumption of the $489,211 of Intellinetics Debt contained herein is qualified in its entirety by reference to Exhibit 10.1 to this Current Report. The summary of the satisfaction of note agreement between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.2 to this Current Report. The summary of the convertible promissory note between Globalwise and Alpharion contained herein is qualified in its entirety by reference to Exhibit 10.3 to this Current Report.

On February 15, 2013, the Company and A. Michael Chretien, a member of the Board of Directors of the Company, entered into a return to treasury agreement dated February 15, 2013, whereby A. Michael Chretien returned 3,500,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) to the Company. As consideration for A. Michael Chretien returning to treasury 3,5000,000 shares of Common Stock he owns, the Company issued one four-year warrant to A. Michael Chretien with a right to purchase 3,500,000 shares of Common Stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of Common Stock of the Company (the “A. Michael Chretien Warrant”), with piggyback registration rights. The A. Michael Chretien Warrant has a right of first refusal for A. Michael Chretien to exercise up to 3,500,000 shares prior to the Company issuing shares of Common Stock in any transaction. The Company issued the A. Michael Chretien Warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the return to treasury agreement between the Company and A. Michael Chretien herein is qualified in its entirety by reference to Exhibit 10.4 to this Current Report. The summary of the A. Michael Chretien Warrant contained herein is qualified in its entirety by reference to Exhibit 10.5 to this Current Report.

On February 15, 2013, the Company and Matthew Chretien, a member of the Board of Directors of the Company, entered into a return to treasury agreement dated February 15, 2013, whereby Matthew Chretien returned 3,500,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”) to the Company. As consideration for Matthew Chretien returning to treasury 3,5000,000 shares of Common Stock he owns, the Company issued one four-year warrant to Matthew Chretien with a right to purchase 3,500,000 shares of Common Stock at $0.001 per share within four-years of the shareholders of the Company increasing the number of authorized shares of Common Stock of the Company (the “Matthew Chretien Warrant”), with piggyback registration rights. The Matthew Chretien Warrant has a right of first refusal to exercise up to 3,500,000 shares prior to the Company issuing shares of Common Stock in any transaction, other than pursuant to the A. Michael Chretien Warrant. The Company issued the Matthew Chretien Warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The summary of the terms of the return to treasury agreement between the Company and Matthew Chretien herein is qualified in its entirety by reference to Exhibit 10.6 to this Current Report. The summary of the Matthew Chretien Warrant contained herein is qualified in its entirety by reference to Exhibit 10.7 to this Current Report.

The Company is not required to reserve shares for issuance under the A. Michael Chretien Warrant and Matthew Chretien Warrant until such time as shareholders of the Company increase the number of authorized shares of Common Stock of the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The terms of the assignment and assumption, satisfaction of note, issuance of a convertible promissory note and conversion of such convertible promissory note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

On February 15, 2013, the Company issued 1,686,935 Globalwise Restricted Share Issuance in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the issuance of the 1,686,935 Globalwise Restricted Share Issuance are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On February 15, 2013, the Company issued the A. Michael Warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the issuance of the A. Michael Chretien Warrant are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

On February 15, 2013, the Company issued the Matthew Chretien Warrant in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC. The terms of the issuance of the Matthew Chretien Warrant are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

 Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Assignment and Assumption Agreement between Intellinetics, Inc., and Globalwise Investments, Inc., dated February 15, 2013.

10.2*	Satisfaction of Note Agreement between Globalwise Investments, Inc., and Alpharion Capital Partners, Inc., dated February 15, 2013.

10.3*	Convertible Promissory Note issued by Globalwise Investments, Inc. to Alpharion Capital Partners, Inc., dated February 15, 2013.

10.4*	Return to Treasury Agreement between Globalwise Investments, Inc. and A. Michael Chretien dated February 15, 2013.

10.5*	Warrant issued to A. Michael Chretien by Globalwise Investments, Inc., on February 15, 2013.

10.6*	Return to Treasury Agreement between Globalwise Investments, Inc. and Matthew Chretien dated February 15, 2013.

10.7*	Warrant issued to Matthew Chretien by Globalwise Investments, Inc., on February 15, 2013.

* To be filed by amendment or as an exhibit to a periodic report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ William J. Santiago
Name:	William J. Santiago
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Assignment and Assumption Agreement between Intellinetics, Inc., and Globalwise Investments, Inc., dated February 15, 2013.
.
10.2*	Satisfaction of Note Agreement between Globalwise Investments, Inc., and Alpharion Capital Partners, Inc., dated February 15, 2013.

10.3*	Convertible Promissory Note issued by Globalwise Investments, Inc. to Alpharion Capital Partners, Inc., dated February 15, 2013.

10.4*	Return to Treasury Agreement between Globalwise Investments, Inc. and A. Michael Chretien dated February 15, 2013.

10.5*	Warrant issued to A. Michael Chretien by Globalwise Investments, Inc., on February 15, 2013.

10.6*	Return to Treasury Agreement between Globalwise Investments, Inc. and Matthew Chretien dated February 15, 2013.

10.7*	Warrant issued to Matthew Chretien by Globalwise Investments, Inc., on February 15, 2013.

* To be filed by amendment or as an exhibit to a periodic report.